First Amendment
                             to Settlement Agreement
                             Dated February 18, 1999

     The Settlement Agreement Dated the 18th day of February, 1999, made and entered into by and among Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Equity Growth Systems" and the "Exchange Act," respectively) William A. Calvo III, (Calvo), individually and Diversified Corporate Consulting Group, L.L.C., a Delaware Limited Liability Company, to the extent indicated, is hereby amended , altered and modified as follows:

     On Page one: Paragraph First: Terms of Settlement, is amended to read as follows:

First:    Terms of Settlement

     Calvo, Diversified and Equity Growth Systems hereby agree to settle all of their outstanding claims against each other:

     A. In full payment of all obligations to Calvo, as an individual, and Diversified, owed by Equity Growth Systems, Inc., from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between Equity Growth Systems, Calvo and Diversified, Equity Growth Systems will, after receipt of a fully executed, notarized copy of this Agreement, instruct its transfer agent to issue 150,000 shares of its common stock to the Yankees Companies, Inc., a Florida Corporation (Yankees) to which Calvo and Diversified have assigned their rights to compensation from Equity Growth Systems, and thereafter deliver the stock certificate evidencing such shares to Yankees, or whomever Yankees, so chooses, at it's address as set herein or at an address as the managing director may direct. This consideration is payment for Calvo and Diversified's fees and liability in favor of Calvo and Diversified in the final compromised billing of consulting and/or attorneys' fees. Said outstanding bill is compromised to $3,000.00. The common stock is herein conveyed for the consideration of two cents ($.02) per share.

     B. Diversified and Equity Growth Systems hereby rescinds and relinquishes all rights under any agreements between Diversified and Equity Growth Systems, other than those created by this Agreement, relinquishing rights to anything involving Equity, including, but not limited to, any loans, bills of sale, corrected bills of sale, contracts or agreements.

     C. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to affect Calvo's or Diversified's rights to Equity Growth Systems, inc., securities held by Calvo or Diversified, or any rights of the Yankee Companies, Inc., or of any affiliates of Calvo or Diversified.

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
     The remainder of the settlement agreement entered between the parties on February 18, 1999, shall remain in full force and effect.


-----------------------------

----------------------------

                                                    Equity Growth Systems, inc.

                                             By:  /s/ Charles J. Scimeca /s/
                                             ----------------------------------
                                          Charles J. Scimeca, Acting President
(CORPORATE SEAL)

State of       }
County of      } ss.:

     Before me, an individual duly authorized to administer oaths, did personally appear: Charles J. Scimeca, Acting President for Equity Growth Systems, inc., a _________resident personally known to me or produced identification ____________________________________, who being duly sworn, did confirm that he executed the foregoing Agreement on the date first hereinbefore set forth, in the capacities indicated. My commission expires on:
(Seal)
                    /s/ Patricia M. Garrison /s/
                   --------------------------
                      Notary Public

                                                   Diversified:
---------------------------------

_________________________________  By: /s/ William A. Calvo, III /s/
                                       --------------------------------
                                   William A. Calvo III,  Managing Member

---------------------------------
                                        /s/ William A. Calvo, III /s/
---------------------------------       ---------------------------------
                                   William A. Calvo III, Individually
State of       }
County of      } ss.:

     Before me, an individual duly authorized to administer oaths, did personally appears: William A Calvo III, individually, and as Managing Member of Diversified Corporate Consulting Group, L.L.C., who is a Florida resident
personally      known      to      me      or      produced       identification
____________________________________,  who being duly sworn, did confirm that he executed the foregoing Agreement on the date first hereinbefore set forth, in the capacities indicated. My commission expires on:
(Seal)
                              /s/ Vanessa H. Mitchem /s/
                             -----------------------
                                  Notary Public

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